JNL Series Trust 485BPOS

Ex. 99.28(d)(35)(vi)

Amendment to

Sub-Advisory Agreement Between

Jackson National Asset Management, LLC

and Mellon Investments Corporation

This Amendment is made by and between Jackson National Asset Management, LLC, a Michigan limited liability company and registered investment adviser (the “Adviser”), and Mellon Investments Corporation, a Delaware corporation and registered investment adviser (the “Sub-Adviser”).

Whereas, the Adviser and the Sub-Adviser (the “Parties”) entered into a Sub-Advisory Agreement effective as of September 13, 2021 wherein the September 2, 2021 Amended and Restated Sub-Advisory Agreement, as amended, was incorporated by reference (the “Agreement”), whereby the Adviser appointed the Sub-Adviser to provide certain sub-investment advisory services to certain investment portfolios (each, a “Fund”) of JNL Series Trust (the “Trust”), as listed on Schedule A to the Agreement.

Whereas, pursuant to the Agreement, the Adviser agreed to pay sub-advisory fees as set forth on Schedule B to the Agreement to the Sub-Adviser for the services provided and the expenses assumed by the Sub-Adviser, and the Sub-Adviser agreed to accept such sub-advisory fees as full compensation under the Agreement for such services and expenses.

Whereas, the Board of Trustees of the Trust approved, and the Parties have agreed to amend the sub-advisory fees, as set forth on Schedule B to the Agreement, to reflect fee reductions for the following Funds, effective January 1, 2024:

JNL iShares Tactical Growth Fund;
JNL iShares Tactical Moderate Fund;
JNL iShares Tactical Moderate Growth Fund;
JNL/Mellon Communication Services Sector Fund;
JNL/Mellon Consumer Discretionary Sector Fund;
JNL/Mellon Consumer Staples Sector Fund;
JNL/Mellon DowSM Index Fund;
JNL/Mellon Energy Sector Fund;
JNL/Mellon Financial Sector Fund;
JNL/Mellon Healthcare Sector Fund;
JNL/Mellon Industrials Sector Fund;
JNL/Mellon Information Technology Sector Fund;
JNL/Mellon Materials Sector Fund;
JNL/Mellon Nasdaq® 100 Index Fund;
JNL/Mellon Real Estate Sector Fund;
JNL/Mellon U.S. Stock Market Index Fund;
JNL/Mellon Utilities Sector Fund;
JNL/Mellon World Index Fund;
JNL/Morningstar PitchBook Listed Private Equity Index Fund;
JNL/Morningstar U.S. Sustainability Index Fund;
JNL/Morningstar Wide Moat Index Fund;
JNL/RAFI® Fundamental U.S. Small Cap Fund;
JNL/RAFI® Multi-Factor U.S. Equity Fund;
JNL/Vanguard Growth ETF Allocation Fund;
JNL/Vanguard Moderate ETF Allocation Fund;
JNL/Vanguard Moderate Growth ETF Allocation Fund;
JNL Bond Index Fund;
JNL Emerging Markets Index Fund; and
JNL International Index Fund.

Now Therefore, in consideration of the mutual covenants herein contained, the Parties hereby agree to amend the Agreement as follows:

1)	Schedule B to the Agreement is hereby deleted and replaced in its entirety with Schedule B dated January 1, 2024, attached hereto.

2)	Except as specifically amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3)	Each of the Parties represents and warrants to the others that it has full authority to enter into this Amendment, upon the terms and conditions hereof, and that the individual executing this Amendment is duly authorized to bind the respective party to this Amendment.

4)	This Amendment may be executed in one or more counterparts, which together shall constitute one document.

In Witness Whereof, the Parties have caused this Amendment to be executed, effective January 1, 2024.

Jackson National Asset Management, LLC		Mellon Investments Corporation
By:	/s/ Mark D. Nerud	By:	/s/ Erica Fotta
Name:	Mark D. Nerud	Name:	Erica Fotta
Title:	President and CEO	Title:	Mellon COO

Schedule B

Dated January 1, 2024

(Compensation)

JNL iShares Tactical Growth Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL iShares Tactical Moderate Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL iShares Tactical Moderate Growth Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL S&P 500 Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL/Mellon Communication Services Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%

B-1

Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Consumer Discretionary Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Consumer Staples Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon DowSM Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Energy Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%

B-2

Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Financial Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Healthcare Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Industrials Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Information Technology Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%

B-3

Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Materials Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Nasdaq® 100 Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Real Estate Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon S&P 500 Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

B-4

JNL/Mellon U.S. Stock Market Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon Utilities Sector Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Mellon World Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Morningstar PitchBook Listed Private Equity Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

B-5

JNL/Morningstar U.S. Sustainability Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Morningstar Wide Moat Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/RAFI® Fundamental U.S. Small Cap Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/RAFI® Multi-Factor U.S. Equity Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

B-6

JNL/Vanguard Growth ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Vanguard Moderate ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL/Vanguard Moderate Growth ETF Allocation Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL Bond Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

B-7

JNL Emerging Markets Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL International Index Fund
Assets up to $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $500 million	0.030%
$500 million to $1.5 billion	0.015%
Assets over $1.5 billion:
Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	.0075%

JNL Mid Cap Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

JNL Small Cap Index Fund

Average Daily Net Assets	Annual Rate
$0 to $3 billion	0.010%
Over $3 billion	0.005%

B-8